EXHIBIT  10.1


                            STOCK PURCHASE AGREEMENT


          AGREEMENT, dated as of               , by and among CAPRIUS, INC., a
                                 --------------
Delaware corporation (the "Company"), and each of the persons severally listed on the Schedule of Purchasers attached hereto. The persons listed on the Schedule of Purchasers are sometimes hereinafter collectively referred to as the "Purchasers" and individually as a "Purchaser."

          WHEREAS, the Company desires to offer and issue (the "Offering") up to 666,667 units ("Units") in a private placement at a price of $3.00 per Unit, each Unit consisting of (i) three (3) shares of Common Stock, $.01 par value (the "Common Stock"), of the Company, (ii) four (4) redeemable Series A Warrants to purchase shares of Common Stock and (iii) two (2) redeemable Series B Warrant to purchase shares of Common Stock (collectively with the Series A Warrants referred to herein as the "Warrants" and all shares underlying such Warrants are collectively referred to herein as the "Warrant Shares"), on the terms and conditions hereinafter set forth and set forth in each Warrant, a form of which is attached hereto as Exhibit A and Exhibit B, and each Purchaser desires to acquire that number of Units set forth opposite his name on the Schedule of Purchasers (the Units, Common Stock, Warrants and/or the Warrants Shares are sometimes hereinafter collectively referred to as the "Securities");

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions herein contained, the Company and each Purchaser, severally and not jointly, hereby agree as follows:


                                   SECTION 1

                         Sale and Purchase of the Units.
                         ------------------------------

          1.1 At the Closing (as defined in Section 2.1 hereof), and subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements contained herein, the Company is issuing and selling to the Purchasers and each Purchaser is purchasing from the Company the number of Units set forth opposite his name in the column labeled "Number of Units" on the Schedule of Purchasers at the purchase amount (the "Purchase Amount") set forth opposite his name in the column labeled "Purchase Amount" on the Schedule of Purchasers. The number of Warrants and shares of Common Stock underlying the Units are also set forth on the Schedule of Purchasers.


                                   SECTION 2

                         Closing, Payment and Delivery
                         -----------------------------

          2.1  Closing Date and Place of Closing. The closing of the purchase
               ---------------------------------
and sale of the Units hereunder (the "Closing") in the amounts and to the persons specified in the Schedule of Purchasers shall be held simultaneously with the execution and delivery of this Agreement at the offices of Thelen Reid & Priest LLP, 40 West 57th Street, New York, New York, at 10:00 a.m. Eastern Standard Time on the date hereof, provided that at least 451,000 Units are subscribed for. In the event only a minimum number of Units are subscribed for at the Closing Date (the "Initial Closing Date"), the Company may continue the

Offering for an additional forty-five (45) days and hold subsequent closings with respect to the balance of the Units.

          2.2  Payment and Delivery. At each Closing, the Purchaser therein
               --------------------
shall pay to the Company by wire transfer of immediately available funds or such other form of payment as shall be mutually agreed upon by the Company and that Purchaser, the Purchase Amount set forth opposite his name in the column labeled "Purchase Amount" on the Schedule of Purchasers, and the Company shall deliver to each Purchaser a certificate or certificates representing the number of shares of Common Stock and Warrants as set forth opposite such Purchaser's name in the applicable columns on the Schedule of Purchasers.


                                   SECTION 3

                 Representations and Warranties of the Company
                 ---------------------------------------------

          The Company hereby represents and warrants to each Purchaser as of his Closing Date as follows:

          3.1  Organization, Qualification, Certificate and By-laws. The Company
               ----------------------------------------------------
is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified or licensed to do business as a foreign corporation in good standing in every jurisdiction where the character of its properties, owned or leased, or the nature of its activities make such qualification necessary.

          3.2  Corporate Power. The Company has all requisite corporate power to
               ---------------
enter into this Agreement, to sell the Securities and to carry out and perform its obligations under the terms of this Agreement, and also to own properties owned by it and to conduct business as being conducted by it.

          3.3  Capitalization. The Company's authorized capital stock, as of
               --------------
December 31, 1999, consisted of 50,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, $.01 par value (the "Preferred Stock"), of which 13,525,517 shares of Common Stock and 27,000 shares of Series B Preferred Stock are issued and outstanding. The Company has reserved 10,452,317 shares of Common Stock for issuance upon the exercise of outstanding options and warrants (including the Warrants) and the conversion of outstanding Preferred Stock. All of the issued and outstanding shares of Common Stock are validly issued, fully paid and non-assessable. All of the Common Stock being issued and the Warrant Shares issuable to the Purchasers pursuant to this Agreement upon issuance in accordance with the terms thereof will be validly issued, fully paid and non-assessable shares of Common Stock. Schedule 3.3 annexed hereto sets forth a complete and correct list of all outstanding options, warrants or other rights of any kind to acquire any additional shares of capital stock of the Company or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares.

          3.4  No Restrictive Agreements. Upon the delivery of the Securities in
               -------------------------
the manner contemplated hereunder, the Purchasers will acquire the beneficial and legal, valid and indefeasible title to such Securities, free and clear of all pledges, liens, charges, claims or options of any kind, except for restrictions on transfer under federal and state securities laws. Except as set forth in the Company's Reports, there are no agreements relating to the voting, purchase or sale of capital stock (i) between or among the Company and any of its stockholders and (ii) to the best of Company's knowledge, between or among any of the Company's stockholders.

          3.5  Authorization. All corporate action on the part of the Company
               -------------
necessary for the authorization, execution, delivery and performance by the Company of this Agreement and for the authorization, issuance and delivery of the Securities issuable upon payment therefor has been taken. This Agreement constitutes a valid and binding agreement of the Company enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity.

          3.6  Financial Information. The Company's Annual Report on Form 10-KSB
               ---------------------
for the fiscal year ended September 30, 1999 together with the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended December 31, 1999 (collectively, the "Company's Reports") present fairly the financial position and results of operations of the Company at the dates and for the periods to which they relate (subject, in the case of the unaudited financial statements, to normal year-end adjustments). The audited financial statements and the unaudited financial statements contained in the Company's Reports have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods involved (except as may be otherwise indicated in the notes thereto and except with respect to unaudited statements as permitted by Form 10-QSB).

          3.7  Absence of Certain Changes. At all times since December 31, 1999
               --------------------------
there has not been any event or condition of any character which has adversely affected, or may be expected to adversely affect, the Company's business or prospects, including but not limited to:

          (a) any material adverse change in the condition, assets, liabilities (existing or contingent) or business of the Company from that shown on the Company's Reports;

          (b) any damage, destruction or loss of any of the properties or assets of the Company (whether or not covered by insurance) materially adversely affecting the business or plans of the Company;

          (c) any declaration, setting aside or payment or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company;

          (d) any actual or threatened cancellation or adverse modification of any material agreement to which the Company is a party; or

          (e) any other event or condition of any character, materially adversely affecting the business or plans of the Company.

          3.8  Taxes. The Company has filed or will file within the time
               -----
prescribed by law (including extensions of time approved by the appropriate taxing authority) all tax returns and reports required to be filed with the United States Internal Revenue Service and (except to the extent that the failure to file would not have a material adverse effect on the condition or operations of the Company) with all other jurisdictions where such filing is required by law. The Company has paid, or made adequate provision for the payment of, all taxes, interest, penalties, assessments or deficiencies shown to be due or claimed to be due on or in respect of such tax returns and reports. The Company's federal income tax returns have not, to the best of the Company's knowledge and belief, been audited by the Internal Revenue Service.

          3.9  Litigation. Except as otherwise disclosed in Schedule 3.9 annexed
               ----------
hereto, there is neither pending nor, to the Company's knowledge, threatened any action, suit, proceeding or claim to which the Company is or may be named as a party or its property is or may be subject and in which an unfavorable outcome, ruling or finding in any such matter or for all such matters taken as a whole might have a material adverse effect on the condition, financial or otherwise, and operations or prospects of the Company. The Company has no knowledge of any unasserted claim which, if asserted and granted might have a material adverse effect on the condition, financial or otherwise, operations or prospects of the Company.

          3.10 Consents. Except for those consents and filings contemplated by
               --------
Section 6 hereof in connection with the Registration Statement, no consent, approval, qualification, order or authorization of, or filing with, any governmental authority is required in connection with the Company's execution, delivery or performance of this Agreement, or the offer, sale or issuance of the Securities by the Company other than "Blue Sky" filings which have been made based upon the addresses of the Purchasers as set forth on the Schedule of Purchasers.

          3.11 Compliance. The execution, delivery and performance of this
               ----------
Agreement by the Company does not conflict with or cause a breach under any of the terms or conditions of (i) its Certificate of Incorporation or By-Laws or
(ii) any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation to which the Company is subject and a breach or violation of which might have a material adverse effect on the condition, financial or otherwise, operations or prospects of the Company. To the best knowledge of the Company, the operations of the Company have complied and are in compliance in all material respects with all applicable federal, state and local laws, and where appropriate, foreign laws, including, without limitation, health, safety and environmental statutes, regulations, orders and judgments, except to the extent any failure to so comply would not have a material adverse effect on the condition, financial or otherwise, operations or prospects of the Company. The Company possesses all permits, licenses and approvals of governmental authorities which are required in the operation of its business, except for those the failure of which to hold would not have a material adverse effect on the Company's business and prospects. To the best knowledge of the Company, the Company is in compliance in all material respects with the terms and conditions of such permits, licenses and approvals.

          3.12 Company Reports. The Company Reports, taken as a whole as of the
               ---------------
date hereof, and the representations and warranties of the Company in this Agreement and its Schedules hereto do not contain any untrue statement of material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          3.13 Intellectual Property. The Company owns or has valid, adequate
               ---------------------
and subsisting rights to use and exploit all patents, patent licenses, trade secrets, copyrights, trademarks and service marks necessary for the conduct of the business of the Company as described in the Company's Reports (collectively, the "Intellectual Property") free and clear of any pledge, lien, charge, claim or option. None of the processes currently used by the Company or any of the properties or products currently sold by the Company or trademarks, trade names, labels or other marks or copyrights used by the Company, to the best knowledge of the Company, infringes the patent, industrial property, trademark, trade name, label, other mark, right or copyright of any other person or entity. The Company has not received any written notice of adverse claim with respect to any of the Intellectual Property, and, to the Company's best knowledge, no basis exists for any such claim.


                                   SECTION 4

                  Representations and Warranties of Purchasers
                  --------------------------------------------

          Each Purchaser represents and warrants to the Company, severally and not jointly, and only as to himself, as follows:

          4.1  Experience. He is experienced in evaluating and investing in
               ----------
companies such as the Company, and has such knowledge and experience in evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment. He is an "accredited investor", as such term is defined in Regulation D under the Securities Act. His purchase of the Securities is consistent with his investment objectives.

          4.2  Investment. He is acquiring the Securities for investment for his
               ----------
own account and not with the view to, or for resale in connection with, any distribution thereof (subject to the provisions of Section 6 hereof). He understands that the Securities have not been registered under the Securities Act by reason of specified exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of his investment intent as expressed herein. He acknowledges that the Company may place restrictive legends on, and stop transfer orders against, the certificates representing the Securities being acquired by him.

          4.3  Rule 144. He acknowledges that the Securities must be held
               --------
indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. He has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions and that such Rule may not become available for resale of the Units.

          4.4  Authority. He has full power and authority under all applicable
               ---------
laws to enter into this Agreement and to consummate the transactions herein and has taken all action necessary to authorize his execution and performance of this Agreement. This Agreement when executed and delivered will be duly executed and will constitute a legal, valid and binding obligation of such Purchaser, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement or creditors' rights generally and general principles of equity.

          4.5  Access to Data. He is fully familiar with the Company's business,
               --------------
operations and financial history as set forth in the Company Reports, including the history of losses, limited capital, competitive factors and the Company's limited business history with respect to its current primary operations. He has had an opportunity to discuss the Company's business, operations and financial affairs with its management and has had the opportunity to review the Company's facilities. He is aware of that the Company's Common Stock is traded on the OTC Bulletin Board and the limited marketability thereon.

          4.6  Broker. There is no broker, finder, placement agent or other
               ------
intermediary which has been retained by or is authorized to act for the Purchaser who may be entitled to a fee or commission for its services in connection with this Agreement.


                                   SECTION 5

                            Covenants of the Company
                            ------------------------

          5.1  Future Reports. For a period of two (2) years from the date
               --------------
hereof and so long as the Purchaser is a holder of Securities: (a) the Company will furnish to the Purchaser (i) all annual, quarterly and periodic reports and proxy statements filed by the Company with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) all registration statements filed by the Company under the Securities Act, within five (5) days after filing such report or registration statement with the Commission, and (b) the Company will use its best efforts to file all reports required to be filed by it under the Exchange Act and will take such further action as any Purchaser may reasonably request, all to the extent required to enable such Purchaser to sell pursuant to Rule 144 under the Securities Act.


                                   SECTION 6

                     Registration Under the Securities Act
                     -------------------------------------

          6.1  Demand Registration. Upon demand of the majority in interest of
               -------------------
the Purchasers of Units, the Company will use its best efforts to file within 60 days from the receipt of its receipt of the foregoing demands (the "Demand Date") a registration statement under the Securities Act (the "Registration Statement"), on Form SB-2 or such applicable form as properly designated by the Company, registering the shares of Common Stock and the Warrant Shares underlying their Units (together, the "Registrable Securities"), and use its best efforts to have the Registration Statement declared effective by the Commission as soon as possible thereafter (the "Effective Date"). Upon such demand, the Company shall notify those Purchasers who had not joined in the foregoing demand within 20 days of its intention to file the Registration Statement, so that they may include their Registrable Securities in the Registration Statement. Any Purchaser who fails to notify the Company within ten days prior to the proposed filing date of the Registration Statement shall be deemed not to desire to include his Registrable Shares therein. For purposes of this Section 6, those Purchasers whose are participating in a Registration Statement shall be "Holders." In the event the Registration Statement is not declared effective within 150 days after the Demand Date (the "Registration Deadline"), the then number of Warrants of the Holders shall be increased by two percent (2%), effective as of the end of the Registration Deadline and by an additional two percent (2%) on each 30 day period thereafter, until such time that the number of Warrants should equal 112% of the original number of Warrants of the Holders. The Company agrees to keep effective the Registration Statement for a period of nine months from the Effective Date. The obligation of the Company under this Section 6.1 shall be limited to one Registration Statement which is declared effective under the Securities Act.

          6.2  Piggyback Registration.
               ----------------------

          (a) If at any time prior to the Expiration Date (as defined by the Warrants) the Company proposes to register shares of its Common Stock under the Securities Act on a Registration Statement for the account of stockholders (other than a registration relating to (i) a registration of a stock option, stock purchase or compensation or incentive plan or of stock issued or issuable pursuant to any such plan, or a dividend investment plan; (ii) a registration of securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation; or (iii) a registration of securities proposed to be issued in exchange for other securities of the Company) in a manner which would permit registration of the Registrable Securities for sale to the public under the Securities Act (a "Piggyback Registration"), it will at such time give prompt written notice to the Purchasers of its intention to do so and of the Purchasers' rights under this Section 6.2. Such rights are referred to hereinafter as "Piggyback Registration Rights". Upon the written request of the Purchaser to the Company made within ten days after the giving of any such notice (which request shall specify the number of Registrable Securities intended to be disposed of by the Holder and the intended method of disposition thereof), the Company will include in the Registration Statement the Registrable Securities which the Company has been so requested to register by the Holder, provided that the Company's obligation shall continue after exercise of the Warrants, but it need not include any Registrable Securities in a Registration Statement filed after the Expiration Date.

          (b) If the securities covered by the Registration Statement are to be underwritten, the Company shall not be required to include therein any of the Registrable Securities unless the Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If in the opinion of the managing underwriter, the registration of all, or a part of, the Registrable Securities which the Purchasers have requested to be included in the Registration Statement would adversely affect such public offering, then,
(i) the Company shall be required to include in the underwriting only the number of Registrable Securities, if any, which the managing underwriter believes may be sold without causing such adverse effect, and the number of Registrable Securities that may be included in such registration shall be allocated among all selling stockholders, requesting to participate in such registration in proportion (as nearly as practicable) to the amount of shares of Common Stock owned by each selling stockholder (including each Holder), or (ii) the Company may require the selling shareholders (including the Holders) to delay any offering of the Registrable Securities for a period of up to ninety (90) days.

          (c)  The Company shall keep the Registration Statement to which this
Section 6.2 applies, and all amendments thereto, effective and current under the Securities Act for a period ending not sooner than ninety (90) days after their initial effective date (excluding any lock-up period) and cooperate with respect to all necessary or advisable action to permit the completion of the public sale or other disposition of the securities included therein.

          (d) The Purchaser acknowledges that the Company shall have no obligation to include the Registrable Securities in a Piggyback Registration if the Registrable Securities then can be publicly sold pursuant to Rule 144 under the Securities Act.

          (e) The Company is obligated to file only one Registration Statement pursuant to this Section 6.2 which is declared effective under the Securities Act.

          6.3  Blue Sky Laws. In the event of a registration pursuant to the
               -------------
provisions of this Section 6, the Company shall use its best efforts to cause the Registrable Securities so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as the Holders may reasonably request; provided, however, that the Company shall not by reason of this Section 6.2 be required to qualify to do business in any state in which it is not otherwise required to qualify to do business or to file a general consent to service of process.

          6.4  Copies of Registration Statement. In the event of a registration
               --------------------------------
pursuant to the provisions of this Section 6, the Company shall furnish to each Holder such reasonable number of copies of the Registration Statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Securities Act and the rules and regulations thereunder, and such other documents, as any Holder may reasonably request to facilitate the disposition of the Registrable Securities included in such registration.

          6.5  Cost and Expenses. In the event of a registration pursuant to the
               -----------------
provision of this Section 6, the Company shall bear the entire cost and expense of the Registration Statement, excluding commissions and other brokerage charges and any counsel fees of the Holders.

          6.6  Furnishing of Information. Each Holder shall be required to
               -------------------------
furnish to the Company and to its counsel all relevant information concerning the proposed method of sale or other distribution by such Holder of his Registrable Securities, and such other information as the Company and its counsel reasonably may require to prepare and file the Registration Statement in accordance with the applicable provisions of the Securities Act and the rules and regulations promulgated by the Commission thereunder. If requested by the Company, such information shall be furnished in writing.

          6.7  Sales Suspension. If, at any time when the Company is required to
               ----------------
maintain the Registration Statement effective and current with respect to the Registrable Securities any event or events shall occur which would cause the prospectus contained therein, as then amended or supplemented, to be other than in compliance with the requirements of Section 10 of the Securities Act, the Company will promptly give notice thereof to each Holder and, upon receipt of such notice, each Holder shall immediately cease and desist from effecting any sales of his Registrable Securities until he shall have received notice from the Company that such sales again may be effected together with copies of a prospectus which has been amended or supplemented so as to conform to the requirements of said Section 10. Upon the occurrence of any such event, the Company promptly shall use its best efforts to prepare and file with the

Commission a post-effective amendment to the Registration Statement, or a post-effective amendment or supplement to the prospectus, so that the prospectus, as so amended or supplemented, will comply with the requirements of
Section 10 of the Securities Act. The Company agrees to extend the rights granted under this Section 6 for the period of time during which any suspension of sales occur under this Section 6.7.

          6.8  Indemnification.
               ---------------

          (a) The Company will indemnify and hold harmless each Holder and each person, if any, who controls such Holder, (each, an "Indemnified Holder"), against any losses, claims, damages, expenses (including reasonable costs of investigation), and liabilities (joint or several) (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any post-effective amendment thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of the Registration Statement, or contained in the final prospectus (as amended or supplemented if the Company files any amendment thereof or supplement thereto with the Commission) or in any document incorporated by reference therein or the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulations promulgated under the Securities Act, the Exchange Act or any state securities law. Subject to the restrictions set forth in Subsection (c) below with respect to the number of legal counsel, the Company shall reimburse the Indemnified Holders promptly as such expenses are incurred and are due and payable for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Subsection: (A) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Holder expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (B) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented and such corrected prospectus was furnished by the Company for delivery to such person as required by law; and
(C) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Holder.

          (b) Each Holder agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 6.8(a), the Company, each of its directors, each of its officers who sign the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, the other Purchasers selling Registrable Securities pursuant to the Registration Statement or any of their respective directors or officers or any person who controls such Purchaser, against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Purchaser expressly for use in connection with the Registration Statement; and such Purchaser will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnification contained in this Subsection shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Purchaser, which consent shall not be unreasonably withheld and provided, further, that such Purchaser shall be liable under this Subsection for only that amount of a Claim as does not exceed the net proceeds to such Purchaser as a result of the sale of the Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party.

          (c) Promptly after receipt by a person seeking indemnification hereunder (an "Indemnified Party") of notice of the commencement of any action (including any governmental action), such Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party (an "Indemnifying Party") under this Subsection, deliver to the Indemnifying Party a written notice of the commencement thereof and the Indemnifying Party shall have the right to participate in, and, to the extent the Indemnifying Party so desires, jointly with any other Indemnifying Party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the Indemnifying Parties; provided, however, that an Indemnified Party shall have the right to retain his own counsel, with the fees and expenses to be paid by the Indemnifying Party, if, in the reasonable opinion of counsel for the Indemnified Party, representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by counsel to the Indemnifying Party in such proceeding. The Company shall pay for only one legal counsel (in addition to any local counsel) for the Holders; provided, however, there is no demonstrable conflict between the Holders. Absent a demonstrable conflict, such legal counsel shall be selected by Holders, holding a majority in interest of the Registrable Securities. The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 6.8, except to the extent that the Indemnifying Party is substantially prejudiced in its ability to defend such action as a result of such failure.


                                   SECTION 7

                                 Miscellaneous
                                 -------------

          7.1  Governing Law; Jurisdiction. Notwithstanding the place where this
               ---------------------------
Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Delaware.

          7.2  Survival. The representations and warranties made in Sections 3
               --------
and 4 herein shall survive the Closing for a period of one year.

          7.3  Successors and Assigns. This Agreement shall inure to the benefit
               ----------------------
of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors and administrators.

          7.4  Entire Agreement; Amendment. This Agreement and the documents
               ---------------------------
delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Company and the Purchasers; provided, however, that Purchasers of at least eighty (80%) percent of the Registrable Securities together with the Company, may by written instrument amend the provisions of Section 6 hereof.

          7.5  Notices, etc. All notices and other communications required or
               ------------
permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or by express courier, or delivered either by hand or by messenger, addressed (a) if to a Purchaser, as indicated on the Schedule of Purchasers attached hereto, or at such other address as such Purchaser shall have furnished to the Company in writing, or (b) if to the Company, at One Parker Plaza, Fort Lee, New Jersey 07024, Attention: President or at such other address as the Company shall have furnished to the Purchasers in writing.

          7.6  Rights; Separability. Unless otherwise expressly provided herein,
               --------------------
the rights of the Purchasers hereunder are several rights, not rights jointly held with any of the other Purchasers. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          7.7  Information Confidential. Each Purchaser acknowledges that the
               ------------------------
information received by him pursuant to this Agreement may be confidential, and non-public, and is for the Purchaser's use only. He will not use such confidential information in violation of the Exchange Act or otherwise, or reproduce, disclose or disseminate such information to any other person (other than his representatives having a need to know the contents of such information, and his attorneys and financial advisors), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Purchaser is required to disclose such information by a governmental body.

          7.8  Expenses. The Company and the Purchasers shall bear their own
               --------
expenses and legal fees incurred on their behalf with respect to this Agreement and the transactions contemplated hereby, except as otherwise provided herein.

          7.9  Titles and Gender. The titles of the Sections and Subsections of
               -----------------
this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. Whenever used herein, the singular member includes the plural, the plural includes the singular, and the use of any gender shall include all genders.

          7.10 Counterparts. This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        CAPRIUS, INC.

                                        By:
                                            ------------------------------------



                                        PURCHASERS:


                                        ----------------------------------------

                             SCHEDULE OF PURCHASERS


 NAME, ADDRESS
   AND SOCIAL                    NUMBER       NUMBER      NUMBER
SECURITY NUMBER    NUMBER     OF SHARES OF     OF A        OF B     PURCHASE
  OF PURCHASER    OF UNITS    COMMON STOCK   WARRANTS    WARRANTS    AMOUNT
  ------------    --------    ------------   --------    --------   --------